PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS FILING AND MARKED WITH AN ASTERISK [*]. A COMPLETE COPY OF THE DOCUMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                    EXHIBIT 10.1



================================================================================

                                 $1,500,000,000
                         CREDIT AND GUARANTEE AGREEMENT


                                      among


                               PGA CREDIT II LLC,
                                as the Borrower,


                                 PAUL G. ALLEN,
                                as the Guarantor,


              The Several Lenders from Time to Time Parties Hereto,


            BANK OF MONTREAL and CREDIT LYONNAIS LOS ANGELES BRANCH,
                            as Co-Syndication Agents,


                                    PARIBAS,
                             as Documentation Agent,


        BANK OF MONTREAL, CREDIT LYONNAIS LOS ANGELES BRANCH and PARIBAS,
                                as Co-Arrangers,


                                       and


                        COMMERZBANK AG, NEW YORK BRANCH,
                  as Administrative Agent and Collateral Agent


                          ---------------------------

                         DATED AS OF SEPTEMBER 17, 1999

                          ---------------------------


================================================================================

                        COMMERZBANK AG, NEW YORK BRANCH,
                                as Lead Arranger

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE I

         DEFINITIONS..............................................................................................1

         SECTION 1.1  Defined Terms...............................................................................1
         SECTION 1.2  Other Definitional Provisions..............................................................13

ARTICLE II

         LOANS...................................................................................................13

         SECTION 2.1  Commitments................................................................................13
         SECTION 2.2  Procedure for Loan Borrowing...............................................................14
         SECTION 2.3  Repayment of Loans; Evidence of Debt.......................................................14
         SECTION 2.4  Prepayments; Collateral Releases...........................................................15
         SECTION 2.5  Continuation Options for Loans.............................................................16
         SECTION 2.6  Minimum Amounts and Maximum Number of Tranches.............................................16
         SECTION 2.7  Interest Rates and Payment Dates...........................................................16
         SECTION 2.8  Computation of Interest and Fees...........................................................17
         SECTION 2.9  Inability to Determine Interest Rate.......................................................17
         SECTION 2.10  Pro Rata Treatment and Payments...........................................................18
         SECTION 2.11  Requirements of Law.......................................................................19
         SECTION 2.12  Taxes.....................................................................................21
         SECTION 2.13  Indemnity.................................................................................24
         SECTION 2.14  Change of Lending Office..................................................................24
         SECTION 2.15  Replacement of Lenders under Certain Circumstances........................................24

ARTICLE III

         REPRESENTATIONS AND WARRANTIES..........................................................................25

         SECTION 3.1  Financial Condition........................................................................25
         SECTION 3.2  Financial Statements.......................................................................26
         SECTION 3.3  No Material Adverse Effect.................................................................26
         SECTION 3.4  Limited Liability Company Existence; Compliance with Law...................................26
         SECTION 3.5  Powers Authorization, Enforceable Obligations..............................................26
         SECTION 3.6  No Legal Bar...............................................................................27
         SECTION 3.7  No Material Litigation.....................................................................27
         SECTION 3.8  No Default.................................................................................27
         SECTION 3.9  Ownership of Property; Liens...............................................................27
         SECTION 3.10  Taxes.....................................................................................27


                                       (i)

         SECTION 3.11  Accuracy of Information...................................................................28
         SECTION 3.12  Federal Regulations.......................................................................28
         SECTION 3.13  ERISA.....................................................................................28
         SECTION 3.14  Ownership of the Borrower.................................................................29
         SECTION 3.15  Investment Company Act; Other Regulations.................................................29
         SECTION 3.16  Subsidiaries..............................................................................29
         SECTION 3.17  Purpose of Loans..........................................................................29
         SECTION 3.18  Public Utility Holding Company Act........................................................29
         SECTION 3.19  Business of the Borrower..................................................................29
         SECTION 3.20  Residency of the Guarantor................................................................29

ARTICLE IV

         CONDITIONS PRECEDENT....................................................................................30

         SECTION 4.1 Conditions to Effective Date................................................................30
         SECTION 4.2 Conditions to Each Loan on the Funding Date.................................................31

ARTICLE V

         AFFIRMATIVE COVENANTS...................................................................................31

         SECTION 5.1  Financial Statements; Tax Returns..........................................................31
         SECTION 5.2  Certificates; Other Information............................................................32
         SECTION 5.3  Payment of Taxes; Obligations..............................................................33
         SECTION 5.4  Conduct of Business and Maintenance of Existence...........................................33
         SECTION 5.5  Compliance with Contractual Obligations and Laws...........................................33
         SECTION 5.6  Notice.....................................................................................33
         SECTION 5.7  Maintenance of Unencumbered Assets.........................................................34
         SECTION 5.8  Maintenance of Minimum Net Worth...........................................................34
         SECTION 5.9  ERISA......................................................................................34
         SECTION 5.10  Change of Residency of the Guarantor......................................................34

ARTICLE VI

         NEGATIVE COVENANTS......................................................................................34

         SECTION 6.1  Limitation on Activities of the Borrower...................................................35
         SECTION 6.2  Limitation on Indebtedness.................................................................35
         SECTION 6.3  Limitation on Liens........................................................................35
         SECTION 6.4  Limitation on Investments, Loans and Advances..............................................35
         SECTION 6.5  Limitation on Fundamental Changes and Sales of Assets......................................35

ARTICLE VII

         GUARANTEE...............................................................................................35

         SECTION 7.1  Guarantee..................................................................................35

                                      (ii)

         SECTION 7.2  No Subrogation.............................................................................36
         SECTION 7.3  Amendments, etc............................................................................36
         SECTION 7.4  Guarantee Absolute and Unconditional.......................................................37
         SECTION 7.5  Reinstatement..............................................................................38
         SECTION 7.6  Payments...................................................................................38
         SECTION 7.7  Binding on Successors and Assigns..........................................................38

ARTICLE VIII

         EVENTS OF DEFAULT.......................................................................................38

         SECTION 8.1  Events of Default..........................................................................38

ARTICLE IX

         THE ADMINISTRATIVE AGENT................................................................................42

         SECTION 9.1  Appointment................................................................................42
         SECTION 9.2  Delegation of Duties.......................................................................42
         SECTION 9.3  Exculpatory Provisions.....................................................................42
         SECTION 9.4  Reliance by Administrative Agent...........................................................43
         SECTION 9.5  Notice of Default..........................................................................43
         SECTION 9.6  Non-Reliance on Administrative Agent and Other Lenders.....................................43
         SECTION 9.7  Indemnification............................................................................44
         SECTION 9.8  Administrative Agent in Its Individual Capacity............................................44
         SECTION 9.9  Successor Administrative Agent.............................................................45
         SECTION 9.10  The Arrangers, Co-Syndication Agents and Documentation Agent..............................45

ARTICLE X

         MISCELLANEOUS...........................................................................................45

         SECTION 10.1  Amendments and Waivers....................................................................45
         SECTION 10.2  Notices...................................................................................46
         SECTION 10.3  No Waiver; Cumulative Remedies............................................................48
         SECTION 10.4  Survival of Representations and Warranties................................................48
         SECTION 10.5  Payment of Expenses and Taxes.............................................................48
         SECTION 10.6  Successors and Assigns; Participations and Assignments....................................49
         SECTION 10.7  Adjustments; Set-off......................................................................51
         SECTION 10.8  Counterparts..............................................................................52
         SECTION 10.9  Severability..............................................................................52
         SECTION 10.10  Integration..............................................................................52
         SECTION 10.11  GOVERNING LAW............................................................................52
         SECTION 10.12  Submission To Jurisdiction; Waivers......................................................52
         SECTION 10.13  Acknowledgments..........................................................................53

                                      (iii)

         SECTION 10.14  WAIVERS OF JURY TRIAL....................................................................53
         SECTION 10.15  Confidentiality..........................................................................53
         SECTION 10.16  Headings Descriptive.....................................................................54


                             SCHEDULES AND EXHIBITS

SCHEDULE 1  -        SCHEDULE OF COMMITMENTS

EXHIBIT A            -    [FORM OF] STOCK PLEDGE AGREEMENT
EXHIBIT A-1          -    [FORM OF] SECURITIES ACCOUNT CONTROL
                              AGREEMENT
EXHIBIT B            -    [FORM OF] CLOSING CERTIFICATE
EXHIBIT C-1          -    [FORM OF] OPINION OF HELLER, EHRMAN, WHITE &
                              McAULIFFE
EXHIBIT C-2          -    [FORM OF] OPINION OF ROBERT A. ESHELMAN,
                              GENERAL COUNSEL, FINANCE & OPERATIONS FOR
                              MICROSOFT CORPORATION
EXHIBIT D            -    [FORM OF] CERTIFICATE REGARDING UNENCUMBERED
                              ASSETS
EXHIBIT E            -    [FORM OF] ASSIGNMENT AND ACCEPTANCE
EXHIBIT F            -    [FORM OF] PROMISSORY NOTE

                                      (iv)

                         CREDIT AND GUARANTEE AGREEMENT

         This CREDIT AND GUARANTEE AGREEMENT, dated as of September 17, 1999 (together with all amendments, modifications and supplements, this "Agreement"), among PGA CREDIT II LLC, a Delaware limited liability company, as the borrower (the "Borrower"); PAUL G. ALLEN, a Washington resident, as guarantor (as more specifically defined below, the "Guarantor"); COMMERZBANK AG, a German banking corporation acting through its New York and Grand Cayman Branches together with the several banks and other financial institutions from time to time parties to this Agreement, as lenders (each, a "Lender" and, collectively, the "Lenders"); BANK OF MONTREAL and CREDIT LYONNAIS LOS ANGELES BRANCH, as co-syndication agents (collectively, in such capacity, the "Co-Syndication Agents"), PARIBAS, as documentation agent (in such capacity, the "Documentation Agent"); COMMERZBANK AG, a German banking corporation acting through its New York Branch, as lead arranger (in such capacity, the "Lead Arranger"); BANK OF MONTREAL, CREDIT LYONNAIS LOS ANGELES BRANCH and PARIBAS as co-arrangers (collectively, with the Lead Arranger in such capacity, the "Arrangers") and COMMERZBANK AG, a German banking corporation acting through its New York Branch as administrative agent and collateral agent for the Lenders hereunder (as more specifically defined below, the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested, and the Lenders have agreed to make available, a term credit facility upon the terms and conditions described herein; and

         WHEREAS, in order to induce the Lenders to enter into this Agreement, the Guarantor has agreed to execute and deliver the guarantees contained herein.

         NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and other agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are recognized and acknowledged by all parties hereto, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

               "ABR" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective

         Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the ABR shall be determined without regard to clause
         (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "ABR Loans" shall mean that portion of each Lender's Loan which bears interest based upon the ABR.

                  "Administrative Agent" shall mean Commerzbank AG, acting through its New York Branch, as the administrative agent and collateral agent for the Lenders under this Agreement and the other Loan Documents, and any successor agent appointed pursuant to Section 9.9.

                  "Affiliate" shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the voting interests of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "After-Tax Basis" means a basis such that any payment received, actually or constructively, or accrued by any Person shall be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction for the net increase in all Taxes (taking into account all related current credits or current deductions) resulting from the receipt (actual or constructive) or accrual of such payments, be equal to the first of such payments. In making calculations pursuant to this definition, it shall be assumed that the recipient is fully taxable for all income tax purposes at the highest marginal rate applicable to corporations at the time such amount is received or properly accrued.

                  "Agents" shall mean, collectively, the Arrangers, the Co-Syndication Agents and the Documentation Agent.

                  "Applicable Margin" shall mean with respect to any Eurodollar Loans, [*]% per annum, and with respect to any ABR Loans, [*]% per annum.

                  "Approved Fund" shall mean with respect to any Lender that is a fund that invests in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Approved Holder" shall mean each of the Borrower and any other direct or indirect wholly-owned Subsidiary of the Guarantor.


         [*] Confidential treatment requested.

                  "Arrangers" shall have the meaning provided in the preamble.

                  "Benefited Lender" shall have the meaning provided in Section 10.7.

                  "Board" shall mean the Board of Governors of the Federal Reserve System.

                  "Borrower" shall have the meaning provided in the preamble.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London are authorized or required by law to close.

                  "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Cash and Cash Equivalents" shall mean (a) cash on hand; (b) Dollar demand deposits maintained in the United States with any commercial bank and Dollar time deposits maintained in the United States with, or certificates of deposit having a maturity of one year or less issued by, any commercial bank which has its head office in the United States and which has a combined capital and surplus of at least $100,000,000; (c) direct obligations of, or obligations unconditionally guaranteed by, the United States and having a maturity of one year or less; (d) readily marketable commercial paper having a maturity of one year or less, issued by any corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia and rated by Standard & Poor's Ratings Services or Moody's Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, rated by any nationally recognized rating organization in the United States) with the highest rating assigned by such organization; (e) repurchase agreements which (i) are callable at any time or have a maturity date of one year or less, (ii) are entered into with any commercial bank that has its head office in the United States and has a combined capital and surplus of at least $100,000,000 and (iii) are secured by direct obligations of, or obligations unconditionally guaranteed by, the United States and having a maturity of one year or less; (f) mutual funds that invest exclusively in direct obligations of, or obligations unconditionally guaranteed by, the United States and having a maturity of one year or less; and (g) such other short-term investments as shall be acceptable to the Administrative Agent from time to time in its sole discretion.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral Coverage Ratio" shall mean on any date, the ratio of (a) the Market Value of the Pledged Microsoft Stock on such date to
          (b) the Total Outstanding Extensions of Credit on such date.

                  "Commitment" shall mean as to any Lender, the obligation of such Lender to make a Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Commitment" opposite such Lender's name on Schedule 1. The original aggregate principal amount of all of the Commitments is $1,500,000,000.

                  "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower or the Guarantor within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower or the Guarantor and which is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of determining liability under Section 412 of the Code, which is treated as a single employer under Section 414(b),
          (c), (m) or (o) of the Code.

                  "Confidential Information Memorandum" shall mean the Confidential Information Memorandum with respect to the Guarantor and the Facility dated August 1999.

                  "Conservator" shall mean a guardian, conservator or committee for the Guarantor.

                  "Conservatorship" shall mean a guardianship, committee or conservatorship of the Guarantor.

                  "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, contract, indenture, mortgage, deed of trust, instrument or other undertaking to which such Person is a party or by which it or any of its property or assets is bound.

                  "Control Agreement" shall mean the Securities Account Control Agreement entered into among the Borrower, the Administrative Agent and Commerzbank Capital Markets Corp. substantially in the form of Exhibit A-1 to the Stock Pledge Agreement.

                  "Co-Syndication Agents" shall have the meaning provided in the preamble.

                  "Cut-Off Date" shall have the meaning provided in Section 2.11(e).

                  "Default" shall mean any event, occurrence or circumstance, which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                  "Documentation Agent" shall have the meaning provided in the preamble.

                  "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

                  "Effective Date" shall mean the first date on which the conditions precedent set forth in Section 4.1 shall be satisfied.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Estate" shall mean all of (i) the personal representatives, executors and/or administrators of the Guarantor's estate, (ii) the trustees of any revocable trust created by the Guarantor during his life for his own benefit and (iii) the other successors in interest of the Guarantor.

                  "Eurodollar Loan" shall mean that portion of each Lender's Loan which bears interest based upon the Eurodollar Rate.

                  "Eurodollar Rate" shall mean with respect to each Eurodollar Loan during a specified Interest Period, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Dow Jones Markets screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Dow Jones Markets screen (or otherwise on such service), the Eurodollar Rate shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, the Eurodollar Rate shall instead be the rate per annum equal to the rate at which Commerzbank AG is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period, in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loan is then being conducted for delivery on the first day of such Interest Period for a period equal to such Interest Period and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

                  "Eurodollar Tranche" shall mean the collective reference to Eurodollar Loans or portions thereof under the Facility with respect to which the then current Interest Periods all begin on the same date and end on the same later date.

                  "Event of Default" shall mean any of the events specified in
          Section 8.1.

                  "Exchange Investment" shall mean any security into which any Initial Investment is exchanged or converted.

                  "Exposure" shall mean with respect to any Lender at any time, an amount equal to (a) until the Funding Date, the amount of such Lender's Commitment at such time and (b) thereafter, the unpaid principal amount of such Lender's Loan then outstanding at such time.

                  "Exposure Percentage" shall mean with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Exposure at such time to the Exposure of all Lenders at such time.

                  "Facility" shall mean the Commitments and each Lender's Loan made thereunder.

                  "Federal Funds Effective Rate" shall mean for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on the balance sheet of the lessee.

                  "Funding Date" shall have the meaning provided in Section 2.2.

                  "GAAP" shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee" shall mean the guarantee made by the Guarantor pursuant to Article VII hereof.

                  "Guarantee Obligation" shall mean as to any Person (the guaranteeing person), any obligation of (a) the guaranteeing person or
          (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the primary obligations) of any other third Person (the primary obligor) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent,
          (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee

         Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantor" shall mean Paul G. Allen, a Washington resident, and his successors and assigns (including, without limitation, the Estate).

                  "Hedging Agreement" shall mean any Interest Rate Protection Agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Indebtedness" of any Person shall mean at any date, without duplication, (a) all indebtedness of such Person for borrowed money,
          (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person in respect of Financing Leases, (f) all obligations, contingent or otherwise, of such Person as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person, (i) all net payment obligations of such Person in respect of Interest Rate Protection Agreements and other Hedging Agreements due and payable as of such date, (j) all net payment obligations of such Person in respect of derivative instruments based on the performance of an asset, index or other investment due and payable as of such date and (k) all obligations of the kind referred to in clauses (a) through (j) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation.

                  "Initial Investment" shall mean any limited liability company interest in Charter Communications Holding Company, LLC, a Delaware limited liability company, purchased by the Guarantor or any Affiliate thereof with the proceeds of the Loans.

                  "Interest Payment Date" shall mean (a) as to any ABR Loan or portion thereof, the last day of each March, June, September and December, the date of any prepayment thereof and the Termination Date,
          (b) as to any Eurodollar Loan or portion thereof having an Interest Period of three months or less, the last day of such Interest Period and the date of any prepayment thereof and (c) as to any Eurodollar Loan or portion thereof having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period, the last day of such Interest Period and the date of any prepayment thereof.

                  "Interest Period" shall mean with respect to any Eurodollar Loan or portion thereof:

                           (a) initially, the period commencing on the Funding
                  Date with respect to such Eurodollar Loan or portion thereof and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower in its notice of borrowing, as the case may be, given with respect thereto; and

                           (b) thereafter, each period commencing on the last
                  day of the next preceding Interest Period applicable to such Eurodollar Loan or portion thereof and ending one, two, three or six months thereafter (or, to the extent available from all Lenders, nine or twelve months thereafter), as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         provided, that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                           (1) if any Interest Period would otherwise end on a
                  day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                           (2) any Interest Period that would otherwise extend
                  beyond the Termination Date shall end on the Termination Date; and

                           (3) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap, cap, collar or other agreement that is designed to protect against fluctuations in interest rates and not for speculation.

                  "Investment" shall mean any Initial Investment and any Exchange Investment.

                  "Lead Arranger" shall have the meaning provided in the preamble.

                  "Lenders" shall have the meaning provided in the preamble hereto.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                  "Loan" shall have the meaning provided in Section 2.1.

                  "Loan Documents" shall mean this Agreement, the Stock Pledge Agreement, the Control Agreement and any Net Worth Agreement.

                  "Loan Parties" shall mean the collective reference to the Borrower and the Guarantor.

                  "Majority Lenders" shall mean at any time, the holders of more than 50% of (a) until the Funding Date, the Commitments then in effect and (b) thereafter, the aggregate unpaid principal amount of each Lender's Loan then outstanding.

                  "Market Value" shall mean (a) (i) with respect to any marketable security quoted on the Nasdaq National Market, the last reported sale price on the Nasdaq National Market on the Business Day immediately preceding the date of determination or, if no such reported sale takes place on such immediately preceding Business Day, then the average of the last reported bid and asked prices on such immediately preceding Business Day or, if such average of the last reported bid and asked prices cannot be determined, then as determined by the Administrative Agent in good faith and furnished to the Borrower upon request and (ii) with respect to any marketable security listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange, the last reported sale price of such security on the New York Stock Exchange or the American Stock Exchange, as the case may be, on the Business Day immediately preceding the date of determination, or, if no such reported sale takes place on such immediately preceding Business Day, the average of the last reported bid and asked prices for such security on the New York Stock Exchange or the American Stock Exchange, as the case may be, on such immediately preceding Business Day or, if such average of the last reported bid and asked prices cannot be determined, then as determined by the Administrative Agent in good faith and furnished to the Borrower upon request and (b) with respect to Cash and Cash Equivalents at any date of determination thereof, the value thereof determined in a manner reasonably acceptable to the Administrative Agent.

                  "Material Adverse Effect" shall mean (a) a material adverse change in, or a material adverse effect upon, (i) in the case of the Guarantor, his financial condition or his properties and assets, taken as a whole, (ii) in the case of the Estate or the Conservatorship, the financial condition thereof or the properties and assets thereof, taken as a whole, or (iii) in the case of the Borrower, its operations, business, properties or condition (financial or otherwise); (b) a material impairment of the ability of any Loan Party to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

                  "Microsoft" shall mean Microsoft Corporation, a Delaware corporation.

                  "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" shall mean in connection with any sale or other disposition of any Investment, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such sale, net of attorneys' fees, accountants' fees, investment banking fees and other customary fees actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any tax credits or deductions and any tax sharing arrangements by the Loan Parties available or in effect at the time such determination is made).

                  "Net Worth" shall mean total assets less direct and contingent liabilities, as determined based on the most recent balance sheet delivered pursuant to Section 5.1(a).

                  "Net Worth Agreement" shall have the meaning provided in
          Section 8.1(k).

                  "New Lending Office" shall have the meaning provided in
          Section 2.12(c).

                  "Non-Excluded Taxes" shall have the meaning provided in
          Section 2.12(a).

                  "Non-U.S. Lender" shall heave the meaning provided in Section 2.12(c).

                  "Note" shall have the meaning provided in Section 2.3(e).

                  "Obligations" shall mean all the unpaid principal of and accrued interest on (including, without limitation, interest accruing after the maturity of each Lender's Loan and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) each Lender's Loan and all other obligations and liabilities of the Borrower to the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this

         Agreement, the other Loan Documents and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lenders) or otherwise.

                  "Participants" shall have the meaning provided in Section 10.6(b).

                  "Payment Office" shall mean the office of the Administrative Agent specified in Section 10.2 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other organization or entity of whatever nature.

                  "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which a Loan Party or a Commonly Controlled Entity is (or, if such plan were terminated or a complete or partial withdrawal occurred at such time, would under
          Section 4069 or Section 4212(c) of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledged Microsoft Stock" shall mean the Capital Stock of Microsoft (a) which is owned beneficially and of record by the Borrower, (b) which qualifies as a Readily Marketable Security and (c) which has been pledged to the Administrative Agent and upon which the Administrative Agent and the Lenders shall have a first priority perfected security interest pursuant to the Stock Pledge Agreement, subject to no other Lien.

                  "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Commerzbank AG as its prime lending rate or reference rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Commerzbank AG may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate announced by Commerzbank AG shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Purchasing Lenders" shall have the meaning provided in
          Section 10.6(c).

                  "Readily Marketable Securities" shall mean, at any date of determination, marketable securities listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market so long as, in the case of any such securities the transfer of which is restricted by Rule 144, such securities satisfy the requirements of subsection (k) of Rule 144 at such date.

                  "Register" shall have the meaning provided in Section 10.6(d).

                  "Regulation U" shall mean Regulation U of the Board as in effect from time to time.

                  "Reportable Event" shall mean any of the events set forth in
          Section 4043(b) of ERISA, other than those events as to which the thirty-day notice period is waived under subsection .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. Section 4043.

                  "Requirement of Law" shall mean as to any Person, (a) the organizational or governing documents of such Person and (b) any law, treaty, rule or regulation or order or determination of an arbitrator or a court or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Representative" shall mean (a) with respect to the Borrower, any officer of the Borrower holding the title of president, vice president or chief financial officer or such other Person, reasonably acceptable to the Administrative Agent, as may be designated by any of the foregoing officers from time to time and (b) with respect to the Guarantor, the Guarantor or such other Person, reasonably acceptable to the Administrative Agent, as may be designated by the Guarantor from time to time.

                  "Rule 144" shall mean Rule 144 of the Securities Act of 1933, as amended.

                  "Single Employer Plan" shall mean any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

                  "Stock Pledge Agreement" shall mean the Stock Pledge Agreement entered into between the Borrower and the Administrative Agent, for the benefit of the Lenders, substantially in the form of Exhibit A to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Subsidiary" shall mean as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Super-Majority Lenders" shall mean at any time, the holders of more than 80% of (a) until the Funding Date, the Commitments then in effect and (b) thereafter, the aggregate unpaid principal amount of the Loans then outstanding.

                  "Termination Date" shall mean the fifth-anniversary of the Funding Date.

                  "Total Outstanding Extensions of Credit" shall mean at any time, the aggregate principal amount of each Lender's Loan outstanding at such time.

                  "Transferee" shall have the meaning provided in Section
          10.6(f).

                  "Type" shall mean as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

                  "Unencumbered" shall mean with respect to any asset held by the Guarantor or the Approved Holder, at any date of determination, the circumstance that such asset on such date (a) is not subject to any Lien or claim (including restrictions on transferability or assignability) of any kind, (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which limits the ability of the Guarantor or the Approved Holder, as the case may be, to create, incur, assume or suffer to exist any Lien upon such asset (but other than any Unencumbered Asset Covenant) and (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien on such asset, or would entitle any Person to the benefit of any Lien on such asset upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause). For purposes of clause (a) in this definition, restricted securities which are immediately transferable in accordance with subsection (k) of Rule 144 on such date of determination shall not be considered to be subject to restrictions on transferability or assignability.

                  "Unencumbered Asset Covenant" shall have the meaning provided in Section 5.7.

          SECTION 1.2  Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower not defined in
          Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                      LOANS

         SECTION 2.1 Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Loan") to the Borrower in an amount not to exceed the amount of the Commitment of such Lender. Subject to
Section 2.9, the Loans shall be Eurodollar Loans.

         SECTION 2.2 Procedure for Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable written notice by 10:00 A.M., New York City time, on the Effective Date requesting that the Lenders make each Lender's Loan in a single drawing on the third Business Day thereafter (the "Funding Date") and specifying the amount to be borrowed and the Interest Period with respect thereto. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on the Funding Date, each Lender shall make available to the Administrative Agent at the Payment Office an amount in immediately available funds equal to the Loan to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders in immediately available funds.

         SECTION 2.3 Repayment of Loans; Evidence of Debt.

         (a) The Borrower hereby unconditionally promises to repay in Dollars and in immediately available funds the outstanding principal amount of each Lender's Loan in full on the Termination Date. The Borrower hereby further agrees to pay interest in Dollars and in immediately available funds at the Payment Office on the unpaid principal amount of each Lender's Loan from time to time outstanding from the Funding Date until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.7.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Loan of such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (c) The Administrative Agent shall maintain the Register pursuant to
Section 10.6(d), and a subaccount therein for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of the Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.3(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan made to the Borrower by such Lender in accordance with the terms of this Agreement.

         (e) Notwithstanding the foregoing, upon the request of any Lender made through the Administrative Agent, the Loan made by each Lender may be evidenced by one or more promissory notes, substantially in the form of Exhibit F (each, a "Note"), instead of accounts. Each such Lender shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of the Loan made by it and the amount of each payment of principal made by the Borrower with respect thereto. Each such Lender is irrevocably authorized by the Borrower to endorse its Note(s) and each Lender's record shall be conclusive absent manifest error; provided, however, that the failure of a Lender to make, or an error in making, a notation thereon with respect to its Loan shall not limit or otherwise affect the obligations of the Borrower hereunder or under any other Loan Document, or under any such Note to such Lender.

         SECTION 2.4  Prepayments; Collateral Releases.

         (a) The Borrower may, at any time and from time to time, prepay each Lender's Loan, in whole or in part, without premium or penalty, (i) in the case of a prepayment of all or a part of a Eurodollar Loan, upon at least three Business Days' irrevocable notice to the Administrative Agent, or (ii) in the case of a prepayment of all or a part of an ABR Loan, upon at least one Business Day's irrevocable notice to the Administrative Agent, in each case, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 2.13. Partial prepayments of Loans shall be in a minimum aggregate principal amount of $10,000,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire remaining outstanding principal amount thereof).

         (b) Within five Business Days of any day on which the Borrower, the Guarantor or any Affiliate of either receives Net Cash Proceeds, the Borrower shall prepay the principal amount of the Loans then outstanding in an amount equal to such Net Cash Proceeds (or, if less, the entire remaining outstanding principal amount thereof).

         (c) If the Collateral Coverage Ratio shall be (i) [*] to 1.00 or less for any period of five consecutive days or (ii) [*] to 1.00 or less on any day, then, on the Business Day next succeeding the end of such period or such day, as the case may be, the Borrower shall prepay each Lender's Loan and/or pledge and deliver to the Administrative Agent additional shares of


[*] Confidential treatment requested.

Pledged Microsoft Stock such that, after giving effect thereto, the Collateral Coverage Ratio shall be at least equal to [*] to 1.00.

         (d) If the Collateral Coverage Ratio shall exceed [*] to 1.00 for any period of five consecutive days, as certified by the Borrower to the Administrative Agent by written notice, then on the Business Day next succeeding the receipt of such notice by the Administrative Agent, the Administrative Agent shall release Pledged Microsoft Stock (in amounts specified by the Borrower in a written notice to the Administrative Agent) to the extent necessary such that, after giving effect thereto, the Collateral Coverage Ratio shall be equal to or greater than [*] to 1.00; provided however, that any such release of collateral may not occur more than once during each calendar quarter.

         (e) In the event the Borrower, the Guarantor or any Affiliate of either of them elects to exchange any Exchange Investment comprising of Class B Common Stock of Charter Communications, Inc. into Class A Common Stock of Charter Communications, Inc., the Borrower shall, at least five Business Days prior to the date on which such Class A Common Stock is to be issued in such exchange, prepay the entire principal amount of the Loans then outstanding together with all accrued and unpaid interest thereon through the date of prepayment.

         SECTION 2.5 Continuation Options for Loans. Any Eurodollar Loans may be continued in whole or in part as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loan or portions thereof, provided that if the Borrower fails to give such notice, any such Eurodollar Loans shall continue as such for a new Interest Period of one month and provided, further that no Eurodollar Loan may be continued as such after the date that is one month prior to the Termination Date.

         SECTION 2.6 Minimum Amounts and Maximum Number of Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (a) the aggregate principal amount of the Loans or portions thereof comprising each Eurodollar Tranche shall be equal to $10,000,000 or a whole multiple of $100,000 in excess thereof and
(b) there shall be no more than 10 Eurodollar Tranches outstanding at any time.

         SECTION 2.7  Interest Rates and Payment Dates.

         (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

         (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.


[*] Confidential treatment requested.

         (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any administrative or other fee or other amount payable hereunder or under any fee arrangement with the Borrower and/or the Guarantor shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this
Section 2.7 plus 2% or (y) in the case of any overdue interest, administrative or other fee or other amount, equal to the Prime Rate plus 2%, in each case from the date such non-payment first becomes due until such amount is paid in full (whether before or after judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date, each date of prepayment and the Termination Date; provided that interest accruing pursuant to paragraph (c) of this Section 2.7 shall be payable from time to time on demand.

         SECTION 2.8 Computation of Interest and Fees.

         (a) Fees and interest shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate in respect of any Eurodollar Tranche. Any change in the interest rate on a Loan or portion thereof resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.7(a).

         SECTION 2.9 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

                  (a) The Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                  (b) The Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Eurodollar Loans during such Interest Period, or

                  (c) Any Lender shall have determined (which determination shall be conclusive and binding upon the Borrower) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order or (y) impossible by compliance by such Lender with any request by a Governmental Authority (whether or not having force of law), such Lender shall give written notice thereof to the Administrative Agent, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given , in the case of the circumstances described in clauses (a) and (b) above, the Eurodollar Loans of all Lenders, or, in the case of the circumstances described in clause (c) above, the affected Lender's Eurodollar Loan, shall be converted to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans or portions thereof shall be continued as such. If such a notice is withdrawn by the Administrative Agent, the Agent shall give the Lenders written notice thereof and upon the third Business Day thereafter each Lender's outstanding ABR Loan shall automatically be converted into a Eurodollar Loan.

         SECTION 2.10  Pro Rata Treatment and Payments.

         (a) The borrowing by the Borrower from the Lenders hereunder on the Funding Date shall be made pro rata according to the Exposure Percentages of the relevant Lenders.

         (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on each Lender's Loan shall be made pro rata according to the respective outstanding principal amounts of each Lender's Loan then held by the Lenders.

         (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders (other than fees payable solely to the Administrative Agent or the Agents), at the Payment Office, in Dollars and in immediately available funds. Any payment received by the Administrative Agent after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent shall distribute to the Lenders such payments which are payable to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

         (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Business Day preceding the Funding Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent on the Funding Date, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(d) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Eurodollar Loans hereunder, on demand, from the Borrower.

         (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

         SECTION 2.11 Requirements of Law.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Effective Date:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or the Loan made by it or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.12 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or is not otherwise paid by the Borrower pursuant to Section 2.11(c); or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, continuing or maintaining its Eurodollar Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.11(a), it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the Effective Date, has the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) The Borrower agrees to pay to each Lender which requests compensation under this Section 2.11(c) (by notice to the Borrower), on the last day of each Interest Period with respect to the Eurodollar Loan or any portion thereof made by such Lender, so long as such Lender may be required by the Board or by any other Governmental Authority to maintain reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category or extensions of credit or other assets of such Lender which includes its Eurodollar Loan, an additional amount (determined by such Lender and notified to the Borrower with a copy to the Administrative Agent) representing such Lender's calculation or, if an accurate calculation is impracticable, reasonable estimate (using such reasonable means of allocation as such Lender shall determine) of the actual costs, if any, incurred by such Lender during such Interest Period as a result of the applicability of the foregoing reserves to such Eurodollar Loan or portion thereof, which amount in any event shall not exceed the product of the following for each day of such Interest Period:

                  (i) the principal amount of the Eurodollar Loan or portion thereof, as the case may be, made by such Lender to which such Interest Period relates and outstanding on such day; and

                  (ii) the difference between (x) a fraction, the numerator of which is the Eurodollar Rate (expressed as a decimal) applicable to such Eurodollar Loan or portion thereof, and the denominator of which is one minus the maximum rate (expressed as a decimal) at which such reserve requirements are imposed by the Board or other Governmental Authority on such date, minus (y) such numerator; and

                  (iii) a fraction the numerator of which is one and the denominator of which is 360.

Any Lender which gives notice under this Section 2.11(c) shall promptly withdraw such notice (by written notice of withdrawal given to the Administrative Agent and the Borrower) in the event such Lender is no longer required to maintain such reserves or the circumstances giving rise to such notice shall otherwise cease to exist.

         (d) A certificate as to any additional amounts payable pursuant to this
Section 2.11 submitted by any Lender, with a copy to the Administrative Agent, to the Borrower shall specify in reasonable detail the basis for the request for compensation of such additional amounts and the method of computation thereof and shall be conclusive in the absence of manifest error. The Borrower shall (except as otherwise provided in Section 2.11(c)) pay each Lender the amount shown as due on any such certificate delivered by it within 30 days after receipt thereof. The obligations of the Borrower pursuant to this Section 2.11 shall survive the termination of this Agreement and the payment of each Lender's Loan and all other amounts payable hereunder.

         (e) Promptly after any Lender has determined that it will make a request for additional amounts pursuant to this Section 2.11, such Lender will notify the Borrower thereof. Failure on the part of any Lender so to notify the Borrower or to demand additional amounts with respect to any period shall not constitute a waiver of such Lender's right to demand additional amounts with respect to such period or any other period; provided that the Borrower shall not be under any obligation to compensate any Lender with respect to increased costs or reductions with respect to any period prior to the date (the "Cut-Off Date") that is six months prior to such request if such Lender was aware on the Cut-Off Date of all the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in such increased costs or reduction and provided, further, that the limitation in the preceding proviso shall not apply to any increased costs or reductions arising out of the retroactive application of any Requirement of Law.

         SECTION 2.12  Taxes.

         (a) Except as otherwise required by law, all payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. If any taxes, levies, imposts, duties, charges, fees deductions or withholdings are required to be withheld from any amounts payable to the Administrative Agent or any Lender (or Transferee) hereunder other than, (i) in the case of taxes imposed by the U.S. federal government, any such taxes imposed under law in effect on the date such Lender (or Transferee) becomes a Lender (or a Transferee) hereunder, or (ii) net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender (or Transferee) as a result of a present or former connection between the

Administrative Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) (taxes not described in clauses (i) and (ii) shall be "Non-Excluded Taxes"), the amounts so payable to the Administrative Agent or such Lender (or Transferee) shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement on an After-Tax Basis. Promptly upon any Non-Excluded Taxes becoming payable by the Borrower, the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence or fails to pay any amount necessary so that each Lender and Transferee receives each payment hereunder grossed up on an After-Tax Basis for any Non-Excluded Taxes (including any U.S. federal withholding taxes included in such term), the Borrower shall indemnify, on an After-Tax Basis, the Administrative Agent and the Lenders (and any Transferees) for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender (or Transferee) as a result of any such failure. The agreements in this Section 2.12 shall survive the termination of this Agreement and the payment of each Lender's Loan and all other amounts payable hereunder.

         (b) If any Lender (or Transferee) or the Administrative Agent, as applicable, receives a refund of a tax for which a payment has been made by the Borrower pursuant to this Section 2.12, which refund in the good faith judgment of such Lender (or Transferee) or the Administrative Agent, as the case may be, is attributable to such payment made by the Borrower, then such Lender (or Transferee) or the Administrative Agent, as the case may be, shall reimburse the Borrower (without interest, other than interest included in such refund) for such amount as such Lender (or Transferee) or the Administrative Agent, as the case may be, determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been if the payment had not been required. Each Lender (or Transferee) and the Administrative Agent, as the case may be, shall use good faith in determining whether to make claim for any refund that it determines is available to it. Neither any Lender (or Transferee) nor the Administrative Agent shall be obligated to disclose any information regarding its tax affairs or computations to any Person in connection with this paragraph (b) or any other provision of this Section 2.12.

         (c) Each Lender (or Transferee) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) on the Effective Date (or date of transfer), two copies of either U.S. Internal Revenue Service Form 1001, Form 4224, Form W-8, Form W-9 or any subsequent versions thereof or successors thereto properly completed and duly executed by such Lender (or Transferee) claiming complete exemption from U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents or specifying the level of withholding of U.S. federal income tax required as of the date such forms are supplied and (ii) in the case of each Lender (or Transferee) that is not a U.S. Person (as defined in Section 7701(a)(30) of the Code) on or before the first interest payment date on or after January 1, 2001, two copies of properly completed United States Internal Revenue Service Form W-8BEN or W-8ECI (or other appropriate form) that complies with requirements of law in effect as of January 1, 2001 for claiming an exemption from or reduction in the rate of United States withholding tax and shall continue to maintain the validity of such form or shall provide other appropriate forms for the purpose of establishing an exemption from or reduction in the rate of United States withholding tax by complying on an ongoing basis with any applicable law in effect on and after January 1, 2001 unless such Lender (or Transferee) is unable to do so due to a change in law after the date such Lender (or Transferee) becomes a Lender (or Transferee) hereunder. The forms described in clause (i) shall be delivered by each Lender (or Transferee) on or before the date of the first interest payment to it following the date it becomes a Lender (or a Transferee) hereunder (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and on or before the date of the first interest payment to it following the date, if any, such Lender (or Transferee) changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Lender (or Transferee) shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender (or Transferee) unless such Lender (or Transferee) is unable to do so due to a change in law after the date such Lender (or Transferee) becomes a Lender (or Transferee) hereunder in which case, such Lender or Transferee will notify the Borrower and the Administrative Agent of such inability in lieu of delivering such forms. Each Lender (or Transferee) shall also promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose) due to a change in its circumstances and not due, inter alia, to a change in applicable law after the date it became a Lender (or a Transferee) hereunder or due to a change in the circumstances of the Borrower, the Guarantor or the use of proceeds of such Lender's (or Transferee's) Loan. The failure of a Lender (or a Transferee) to deliver any form pursuant to this Section 2.12(c) as a result of a change in law after the date such Lender (or a Transferee) becomes a Lender (or a Transferee) hereunder or as a result of a change in circumstances of the Borrower, the Guarantor or the use of proceeds of such Lender's (or Transferee's) Loan shall not constitute a failure to comply with this Section 2.12(c). If a Lender (or Transferee) is unable to deliver any form pursuant to this Section 2.12(c), the sole consequence of such failure shall be that the indemnity described in
Section 2.12(a) hereof shall not be available with respect to such Lender or Transferee.

         (d) The parties agree, notwithstanding the foregoing, that the Borrower shall be responsible pursuant to this Section 2.12 to indemnify, on an After Tax Basis, any affected Lender or the Administrative Agent for any U.S. federal withholding tax imposed, even if such tax is imposed under law as currently in effect, if such tax is imposed pursuant to the conduit financing regulations set forth in Treasury Regulations Section 1.881-3 due to any financing transaction (as such term is defined in Treasury Regulations Section 1.881-3) (other than the Loan) to which the Borrower, the Guarantor or any Affiliate of either is a party.

         (e) Any Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower if the making of such a filing would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

         (f) In the event that a Lender or Transferee delivers to the Borrower and the Administrative Agent a form pursuant to paragraph (c) above that indicates that U.S. federal taxes (other than Non-Excluded Taxes) must be withheld on payments to such Lender or Transferee, then the Administrative Agent shall thereupon withhold from each payment due to the affected Lender or Transferee such U.S. federal withholding taxes at the rate indicated, timely deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith at the times and in the manner required by law.

         (g) In the event any taxes other than Non-Excluded Taxes are imposed on and paid by the Borrower or the Administrative Agent (other than through withholding from payments made to the affected Lender (or Transferee)), then the affected Lender (or Transferee) shall reimburse the Borrower or the Administrative Agent, as the case may be, for any payment of such taxes, and any penalties, interest, and other amounts, plus interest equal to the Prime Rate plus 2% from the date of payment of such amounts.

         SECTION 2.13 Indemnity. The Borrower agrees to indemnify each Lender (or Transferee) and to hold each Lender (or Transferee) harmless from any loss or expense which such Lender (or Transferee) may sustain or incur as a consequence of (a) the conversion of any Eurodollar Loan or portion pursuant to
Section 2.9 hereof, (b) a default by the Borrower in the continuation of Eurodollar Loans or portions thereof after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) a default by the Borrower in making any prepayment of Eurodollar Loans or portions thereof after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans or portions thereof on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so converted or continued, for the period from the date of such prepayment or of such failure to convert or continue to the last day of such Interest Period (or the proposed Interest Period), in each case at the applicable rate of interest for such Loans provided for herein (excluding the Applicable Margin) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. The obligations contained in this
Section 2.13 shall survive the termination of this Agreement and the payment of each Lender's Loan and all other amounts payable hereunder.

         SECTION 2.14 Change of Lending Office. Each Lender (or Transferee) agrees that, upon the occurrence of any event giving rise to the operation of
Section 2.11 or 2.12 with respect
to such Lender (or Transferee), it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender (or Transferee)) to designate another lending office for its Loan or portion thereof affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 2.14 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender (or Transferee) pursuant to Sections 2.11 and 2.12; and provided, further that Section 2.12(d) shall not apply to any Lender (or Transferee) who designates a New Lending Office at the request of the Borrower pursuant to this Section 2.14.

         SECTION 2.15 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which (a) requests reimbursement for amounts owing pursuant to Sections 2.11 or 2.12 or (b) defaults in its obligation to make its Loan hereunder, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) the Loan and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under
Section 2.13 if any Eurodollar Loan or portion thereof owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Sections 2.11 or 2.12, as the case may be, and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to make each Lender's Loan, each of the Guarantor and the Borrower hereby represents and warrants to the Administrative Agent, the Agents and each Lender as of the Effective Date, which representations and warranties shall survive the execution and delivery of this Agreement, that:

         SECTION 3.1 Financial Condition.

         (a) The reviewed balance sheet of the Guarantor as at June 30, 1999, a copy of which has heretofore been furnished to each Lender, is complete and correct and presents fairly the financial condition of the Guarantor at such date. The Guarantor did not have, at the date of the balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any derivative product, interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing balance sheet or in the notes thereto.

         (b) The Federal income tax returns of the Guarantor (form 1040 and Schedules A through E thereto) for the 1997 tax year, copies of which have heretofore been furnished to the Administrative Agent, are in the form in which they were filed with the Internal Revenue Service. As of the Effective Date, (i) such tax returns have not been amended, supplemented or otherwise modified by or on behalf of the Guarantor and (ii) the Guarantor has received no notice from the Internal Revenue Service of any threatened or actual adjustments thereto. The Guarantor has not yet filed his Federal income tax return for the 1998 tax year but has timely filed for an extension.

         (c) Prior to the Effective Date, the Borrower has not at any time held any material assets other than the Pledged Microsoft Stock or incurred any material liabilities or expenses.

         SECTION 3.2 Financial Statements.

         (a) The pro forma unaudited balance sheet of the Borrower included in the Confidential Information Memorandum is complete and correct and presents fairly the financial condition of the Borrower at the date of the Confidential Information Memorandum. The Borrower did not have, at the date of the balance sheets referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any derivative products, interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statement.

         (b) Except as reflected in the balance sheets delivered pursuant to Sections 3.1(a) or 3.2(a), there are no liabilities or obligations with respect to the Borrower or the Guarantor of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or the Guarantor. Neither the Borrower nor the Guarantor know of any basis for the assertion against the Borrower or the Guarantor of any liability or obligation of any nature whatsoever that is not fully reflected in the documents delivered pursuant to Sections 3.1(a) and 3.2(a) which, either individually or in the aggregate, would reasonably be expected to be material to the Borrower or the Guarantor.

         SECTION 3.3 No Material Adverse Effect. Since the date of the balance sheet of the Guarantor referred to in Section 3.1(a) and since the date of the balance sheet of the Borrower referred to in Section 3.2(a), there has been no development, event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect on the Guarantor or the Borrower, respectively.

         SECTION 3.4 Limited Liability Company Existence; Compliance with Law. The Borrower (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited liability company power and authority, and the legal right, to own and operate its property and assets and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where such qualification is required. Each of the Borrower and Guarantor is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 3.5  Powers Authorization, Enforceable Obligations.

         (a) The Borrower has the limited liability company power and authority, and the legal right, to execute, deliver and perform the Loan Documents to which it is a party and the other documents and agreements executed and delivered pursuant thereto and to grant the Liens to be granted by the Borrower pursuant to the Stock Pledge Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the other documents and agreements executed and delivered pursuant thereto. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the other Loan Documents.

         (b) The Guarantor has the legal right to make, deliver and perform each Loan Document to which he is a party and to guarantee the Obligations pursuant to Article VII, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which he is a party.

         (c) This Agreement has been, and each other Loan Document to which the Borrower or the Guarantor is a party will be, duly executed and delivered on behalf of each Loan Party thereto. This Agreement constitutes, and each other Loan Document to which either Loan Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 3.6 No Legal Bar. The execution, delivery and performance of the Loan Documents, the extensions of credit hereunder and the use of the proceeds thereof and the grant of Liens pursuant to the Stock Pledge Agreement will not (a) contravene any Requirement of Law, (b) conflict or be inconsistent with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default under any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of its properties, assets or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than pursuant to the Stock Pledge Agreement) or (c) violate any provision of the charter documents of the Borrower.

         SECTION 3.7 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Loan

Party, threatened by or against any Loan Party (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, (b) the Pledged Microsoft Stock or (c) which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.8 No Default. Neither Loan Party is in default under or in breach of any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 3.9 Ownership of Property; Liens. Each Loan Party has good title to all of its material property and none of such property of the Borrower is subject to any Lien except as permitted by Section 6.3. The Borrower owns, beneficially and of record, all of the Pledged Microsoft Stock free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by the Stock Pledge Agreement. The Borrower and, prior to transfer by the Guarantor to the Borrower, the Guarantor, have successively been the beneficial owners of the Capital Stock of Microsoft being pledged pursuant to the Loan Documents for more than two years and more than two years has elapsed since the Guarantor paid full consideration for such stock.

         SECTION 3.10 Taxes. Each Loan Party has filed or caused to be filed all material tax returns which are required to be filed (or, in the case of the Guarantor, has filed appropriate extensions of the time for filing such returns) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property by any Governmental Authority (other than any such taxes or assessments which are not required to be paid pursuant to Section 5.3 hereof); no tax Lien has been filed, and, to the knowledge of any Loan Party, no claim is being asserted, with respect to any such tax, fee or other charge.

         SECTION 3.11 Accuracy of Information. Neither the Confidential Information Memorandum (taken as a whole and as supplemented by the Borrower and the Guarantor prior to the Effective Date) nor this Agreement, any other Loan Document or any other document, certificate, writing, return or statement furnished or to be furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained or will contain, as of the date such statement, information, document or certificate was or is so furnished (or, in the case of the Confidential Information Memorandum, as of the Effective Date) any untrue statement of a material fact, or omitted or will omit a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in such other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

         SECTION 3.12 Federal Regulations. No part of the proceeds of any Loans will be used directly or indirectly for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in said Regulation U.

         SECTION 3.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period, in either case that would have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Guarantor nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Guarantor nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Guarantor or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in "reorganization" or "insolvent" (as such terms are defined in ERISA).

         SECTION 3.14 Ownership of the Borrower. The Guarantor or the Estate owns, beneficially and of record, all of the issued and outstanding Capital Stock of the Borrower. All capital contributions required to be paid by any member of the Borrower have been fully paid. The Borrower does not have outstanding any other securities including, but not limited to, any securities convertible into or exchangeable for any Capital Stock or any outstanding rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

         SECTION 3.15 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

         SECTION 3.16  Subsidiaries. The Borrower has no Subsidiaries.

         SECTION 3.17 Purpose of Loans. The proceeds of the Loans shall be used by the Borrower to make distributions to the Guarantor for purposes of funding the Initial Investments. The proceeds of the Loans may also be used for other general purposes. Notwithstanding this or any other provision of this Agreement, the Borrower may transfer to the Guarantor all or any portion of the proceeds of each Lender's Loan; provided, that the Guarantor shall use any such proceeds transferred from the Borrower in a manner consistent with the provisions of Section 3.12 and this Section 3.17.

         SECTION 3.18 Public Utility Holding Company Act. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.19 Business of the Borrower. The Borrower is not engaged in any business or activity of any kind or is a party to any transaction, Contractual Obligation, Guarantee Obligation or other undertaking which is not expressly permitted by, or directly related to the transactions contemplated by, the Loan Documents.

         SECTION 3.20 Residency of the Guarantor. The Guarantor is a resident of the State of Washington.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.1 Conditions to Effective Date. The agreement of each Lender to make any Loans requested to be made by it shall be subject to the satisfaction of the following conditions precedent:

                  (a) Agreement. The Administrative Agent and each Lender shall have received this Agreement, executed and delivered by a duly authorized officer of the Borrower and by the Guarantor.

                  (b) Stock Pledge Agreement. The Administrative Agent shall have received the Stock Pledge Agreement and the Securities Account Control Agreement in the form attached to the Stock Pledge Agreement as Exhibit A-1, each duly authorized, executed and delivered by the Borrower.

                  (c) Closing Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Effective Date, substantially in the form of Exhibit B, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Representative of the Borrower and attested to by the Secretary or Assistant Secretary of the Borrower.

                  (d) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions addressed to the Administrative Agent and each Lender:

                           (i) the executed legal opinion of Heller Ehrman White
                  & McAuliffe, counsel to the Borrower and the Guarantor, substantially in the form of Exhibit C-1; and

                           (ii) the executed letter of Robert A. Eshelman,
                  General Counsel of Finance and Administration of Microsoft Corporation, substantially in the form of Exhibit C-2.

                  (e) Fees and Expenses. The Administrative Agent shall have received all fees and expenses required to be paid to the Administrative Agent, the Agents and the Lenders on or prior to the Effective Date.

                  (f) Effective Date Collateral Coverage Ratio; Ownership of Property. The Collateral Coverage Ratio on the Effective Date (after giving effect to the Loans to be made on such date) shall be at least [*] to 1.00, and the Pledged Microsoft Stock required to maintain such ratio shall have been deposited with or transferred electronically to the Administrative Agent, for the benefit of the Lenders, and the Lenders shall be satisfied that the Administrative Agent has a perfected first priority security interest in the collateral pledged by any Loan Party at the Effective Date.

                  (g) Certificate Regarding Unencumbered Assets. The Administrative Agent shall have received a certificate of a Responsible Representative of the Guarantor with respect to compliance with Section
         5.7 as of June 30, 1999, substantially in the form of Exhibit D, and certifying that as of the Effective Date, after giving effect to the Loans, there has been no change which could reasonably be expected to prevent the Guarantor from being able to comply with Section 5.7.

                  (h) Notice of Borrowing. The Administrative Agent shall have received from the Borrower the written notice of borrowing required under Section 2.2.

                  (i) Other Documents. The Administrative Agent shall have received copies of all material agreements entered into by the Borrower, the Guarantor or any of their respective Affiliates in connection with the purchase, exchange or conversion of any Investment, or if such agreements are not in final form, the most recent drafts of such agreements available as of the Effective Date.

                  SECTION 4.2 Conditions to Each Loan on the Funding Date. The agreement of each Lender to make the Loan requested to be made by it on the Funding Date is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.


[*] Confidential treatment requested.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

                  (c) Collateral Coverage Ratio. The Collateral Coverage Ratio on such date (after giving effect to such Loans) shall be at least [*] to 1.00.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         Each of the Borrower and the Guarantor hereby agrees that, so long as the Commitments remain in effect, or the Loans remain outstanding or unpaid, or any amount is owing to any Lender or the Administrative Agent or the Agents hereunder or under any other Loan Document:

         SECTION 5.1 Financial Statements; Tax Returns. The Borrower or the Guarantor, as applicable, shall furnish to each Lender (through the Administrative Agent):

                  (a) as soon as available, but in any event by September 15 of each year, a reviewed balance sheet of the Guarantor as of June 30 of such year, prepared in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants, in form and detail consistent with the reviewed balance sheet referred to in Section 3.1(a) (or otherwise satisfactory to the Administrative Agent), certified by the Guarantor as being true and correct in all material respects as of such June 30;

                  (b) as soon as available (i) following the Effective Date, the balance sheet of the Borrower as of the Effective Date and (ii) but in any event within 120 days following each June 30 (commencing June 30, 2000), a balance sheet of the Borrower as of such June 30, in each case audited in accordance with GAAP by independent certified public accountants of nationally recognized standing;

                  (c) as soon as available, but in any event within fifteen days after the date of filing with the Internal Revenue Service, a true and correct copy of the Form 1040 (including Schedules A through E thereto) or Form 1041 (with Schedules attached), and any extension request with respect thereto, filed by the Guarantor or the Estate; and

                  (d) if the Guarantor dies before the Obligations are paid in full and the Commitments are terminated, the Estate shall deliver to the Administrative Agent, as soon as possible, but in any event not later than 10 days after it is due (after all applicable extensions), the federal estate tax return for the Estate, together with any accountings that are prepared in connection therewith, all exhibits thereto and the letter of transmittal accompanying such return, and any other documents filed with respect to such return, including, but not limited to any applications for extension of filing and any documentation relating to elections made under Section 6166 of the Code and any documents relating to the federal estate tax return after it is filed (including amendments).


[*] Confidential treatment requested.

All such financial statements and forms shall be complete and correct in all material respects and shall be prepared in reasonable detail and, where applicable, in accordance with GAAP applied consistently throughout the periods reflected therein (except as may be approved by a Responsible Representative and disclosed therein).

         SECTION 5.2 Certificates; Other Information. The Borrower or the Guarantor, as applicable, shall furnish to each Lender (through the Administrative Agent):

                  (a) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and (b), a certificate of a Responsible Representative of the relevant Loan Party stating that such Responsible Representative has obtained no knowledge of any Default or Event of Default except as specified in such certificate;

                  (b) within 45 days after the end of each calendar quarter, a certificate of a Responsible Representative of the Guarantor with respect to compliance with Section 5.7 as of the last day of such period, substantially in the form of Exhibit D;

                  (c) promptly, and in any event within five Business Days of execution and delivery, copies of all material agreements entered into by the Borrower, the Guarantor, or any of their Affiliates, in connection with the purchase, exchange or conversion of any Investment; and

                  (d) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

         SECTION 5.3 Payment of Taxes; Obligations. Each Loan Party shall pay and discharge all material taxes, assessments and governmental charges or levies imposed upon such Loan Party or upon such Loan Party's income or profits, or upon any properties or assets belonging to such Loan Party, prior to the date on which material penalties attach thereto, and all lawful material claims which, if unpaid, would reasonably be expected to become a Lien or charge upon any of such Loan Party's property, and shall discharge or otherwise satisfy, at or before maturity or before they become delinquent, as the case may be, all of such Loan Party's other obligations of whatever nature, except, in each case, where (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings and, in the case of the Borrower only, reserves in conformity with GAAP with respect thereto have been provided on the Borrower's books, or (b) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.4 Conduct of Business and Maintenance of Existence. The Borrower shall preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business.

         SECTION 5.5 Compliance with Contractual Obligations and Laws. Each Loan Party shall comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.6 Notice. Each Loan Party shall promptly give written notice to each Lender (through the Administrative Agent) of:

                  (a) The occurrence of any Default or Event of Default;

                  (b) Any (i) default or event of default under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding which may exist at any time between any Loan Party and any other Person, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect (including, in any event notice of any such litigation or proceeding in which the amount involved is $50,000,000 or more, in the case of the Guarantor, and $10,000,000 or more, in the case of the Borrower, and in either case not covered by insurance);

                  (c) The disposition, exchange or conversion of any Investment, which notice shall describe the terms of such disposition, exchange or conversion in reasonable detail;

                  (d) Any development or event which could reasonably be expected to have a Material Adverse Effect; and

                  (e) The following events, as soon as possible and in any event within 10 days after such Loan Party knows or has reason to know thereof: (i) a failure to make any required contribution to a Plan, any Lien in favor of the PBGC or a Plan, or any withdrawal from, or the termination, reorganization or insolvency (as such terms are used in ERISA) of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC, any Loan Party or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from or termination, reorganization or insolvency of any Plan.

Each notice pursuant to this Section 5.6 shall be accompanied by a statement of a Responsible Representative of the relevant Loan Party setting forth details of the occurrence referred to therein and stating what action such Loan Party proposes to take with respect thereto.

         SECTION 5.7 Maintenance of Unencumbered Assets. The Guarantor and/or an Approved Holder shall, at all times, own beneficially and of record, Unencumbered shares of Capital Stock of Microsoft, Unencumbered Readily Marketable Securities which have been approved by the Administrative Agent for the purposes of this Section 5.7 and Unencumbered Cash and Cash Equivalents having an aggregate Market Value equal to [*] of the sum of (a) the Total Outstanding Extensions of Credit and (b) the aggregate outstanding principal amount of all Indebtedness of or guaranteed by the Guarantor (i) which is secured by Capital Stock of Microsoft owned beneficially and of record by the Guarantor or any of his Affiliates and (ii) the terms of which require the Guarantor and/or any of his Affiliates to maintain any level of unencumbered assets (excluding any such maintenance requirement that is not associated with a


[*] Confidential treatment requested.

requirement to pledge additional shares of Capital Stock of Microsoft to support repayment obligations in respect of principal) (each such covenant, an "Unencumbered Asset Covenant").

         SECTION 5.8 Maintenance of Minimum Net Worth. The Guarantor shall, at all times, maintain a Net Worth of at least $[*].

         SECTION 5.9 ERISA. Neither Loan Party nor any Commonly Controlled Entity shall maintain or contribute to any Plan or otherwise engage in any activity of any kind which could reasonably be expected to subject such Loan Party or any Commonly Controlled Entity to any liability under Title IV of ERISA.

         SECTION 5.10 Change of Residency of the Guarantor. The Guarantor shall give notice to the Agent within 90 days following the date on which he is no longer a resident of Washington State (or any other State in which the Guarantor may from time to time be a resident), which notice shall include the new State or other jurisdiction of residency of Guarantor.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect, any Loan remains outstanding or unpaid, or any other amount is owing to any Lender or the Administrative Agent or the Agents hereunder or under any other Loan Document:

         SECTION 6.1 Limitation on Activities of the Borrower. The Borrower shall not engage in any business or activity of any kind or enter into any transaction, Contractual Obligation, Guarantee Obligation or other undertaking which is not expressly permitted by, or directly related to the transactions contemplated by, the Loan Documents.

         SECTION 6.2 Limitation on Indebtedness. The Borrower shall not create, incur, assume or suffer to exist any Indebtedness of the Borrower except obligations incurred or owing to the Lenders under this Agreement or any other Loan Document.

         SECTION 6.3 Limitation on Liens. The Borrower shall not create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower in conformity with GAAP; and

                  (b) Liens created pursuant to this Agreement or any other Loan Document.

         SECTION 6.4 Limitation on Investments, Loans and Advances. The Borrower shall not make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or


[*] Confidential treatment requested.

make any other investment in, any Person other than (a) Cash and Cash Equivalents and (b) Pledged Microsoft Stock. Without limiting the foregoing, the Borrower shall not form, create or acquire any Subsidiary.

         SECTION 6.5 Limitation on Fundamental Changes and Sales of Assets. The Borrower shall not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets.

                                   ARTICLE VII

                                    GUARANTEE

         SECTION 7.1  Guarantee.

         (a) In order to induce the Lenders to execute and deliver this Agreement and to make each Lender's Loan hereunder, and in consideration thereof, the Guarantor hereby unconditionally and irrevocably guarantees to the Lenders the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel, including allocated costs of internal counsel) which may be paid or incurred by the Administrative Agent, the Agents or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights under this Article VII. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or for any other reason. This Guarantee shall remain in full force and effect until all the Obligations have been paid in full.

         (b) No payment or payments made by the Guarantor or any other Person or received or collected by the Administrative Agent, the Agents or any Lender from the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder who shall remain obligated hereunder, notwithstanding any such payment or payments (other than payments made by or received or collected from the Borrower or the Guarantor in respect of the Obligations) until the date upon which the Obligations have been paid in full and the Commitments have been terminated.

         SECTION 7.2 No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent, the Agents or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, the Agents or any Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent, the Agents or any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent, the Agents and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         SECTION 7.3 Amendments, etc. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Agents or any Lender may be rescinded by such party, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Agents or any Lender, and this Agreement, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent, the Agents or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor the Agents or any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or pursuant to this Article VII or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent, the Agents or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Administrative Agent, the Agents or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of any liability under this Article VII, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent, the Agents or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         SECTION 7.4 Guarantee Absolute and Unconditional. The Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Agents or any Lender upon the guarantee contained in this Article VII or acceptance of the guarantee contained in this Article VII; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the guarantee contained in this Article VII; and all dealings between the Borrower or the Guarantor, on the one hand, and the Administrative Agent, the Agents and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article VII. The Guarantor waives (to the extent permitted by law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor hereby waives any and all rights (including, without limitation, defenses) it may have as a surety in respect of the Borrower. The guarantee contained in this Article VII shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of this Agreement, any other Loan Document or any of the documents executed in connection therewith, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense (including, without limitation, any statute of limitations), set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor (including, without limitation, any defense of a surety or guarantor) under the guarantee contained in this Article VII, in bankruptcy or in any other instance. When pursuing their rights and remedies hereunder against the Guarantor, the Administrative Agent, the Agents and any Lender may, but shall be under no obligation to, pursue such rights and remedies as they may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent, the Agents or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, the Agents or any Lender against the Guarantor.

         SECTION 7.5 Reinstatement. The Guarantee contained in this Article VII shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, the Agents or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         SECTION 7.6 Payments. The Guarantor hereby agrees that the amounts payable by the Guarantor hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Payment Office

         SECTION 7.7 Binding on Successors and Assigns. The Guarantor hereby agrees that the provisions of this Article VII, and the obligations of the Guarantor hereunder, shall be binding upon the Guarantor's successors and assigns, and shall inure to the benefit of the Administrative Agent, the Agents and the Lenders, and their respective successors, endorsees, transferees and assigns.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1 Events of Default. If any of the following events shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of the Loans when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

                  (b) Any representation warranty or agreement made or deemed made by any Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) (i) The Borrower or the Guarantor shall default in the observance or performance of any agreement contained in Sections 2.4(c), 5.7 or 5.8 or Article VI or (ii) the Estate or Conservator shall default in the observance or performance of any agreement contained in the Net Worth Agreement; or

                  (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 8.1), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Majority Lenders; or

                  (e) Any Loan Party shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent or other party on behalf of such holder or beneficiary) to cause, with or without the giving of notice if required, such Indebtedness to become due prior to its stated maturity or, in the case of any such Indebtedness constituting a Guarantee Obligation, to become payable; provided, that a default, event or condition described in clause (i),
         (ii) or (iii) of this paragraph (e) shall not constitute an Event of Default under this Agreement unless, at the time of such default, one or more defaults, events or conditions of the type described in clauses
         (i), (ii) and (iii) of this
         paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

                  (f) (i) Any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of such Loan Party's assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) One or more judgments or decrees shall be entered against any one or more Loan Parties involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, charged, stayed or bonded pending appeal within 60 days from the entry thereof, or

                  (h) The Guarantee shall cease, for any reason, to be in full force and effect or the Guarantor or the Estate shall so assert; or

                  (i) (i) The Stock Pledge Agreement or the Control Agreement shall cease, for any reason, to be in full force and effect, or the Guarantor or the Borrower shall so assert, or (ii) the Lien created by the Stock Pledge Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                  (j) The Guarantor or the Estate shall at any time cease to be the beneficial and record owner of 100% of the issued and outstanding Capital Stock of the Borrower, or any Lien shall exist in respect of such Capital Stock other than Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided, that adequate reserves with respect thereto are maintained on the books of the Guarantor or the Estate, as the case may be; or

                  (k) The Estate, or a Conservatorship, shall fail:

                           (i) to duly allow and assume, or otherwise confirm,
                  (A) within 90 days of the filing of a creditor's claim against the Estate or Conservatorship in accordance with applicable law, the Guarantee or any of the Obligations, or (B) within 90 days after request therefor by the Administrative Agent (or as soon thereafter as is practicable), the obligations of the Borrower in respect of the Pledged Microsoft Stock in a manner acceptable to the Administrative Agent (it being agreed that any change in such allowance and assumption or confirmation, including any fixing or liquidation of the amount of such obligations, shall also be acceptable to the Administrative Agent) or (C) within 90 days after request therefor by the Administrative Agent (or soon thereafter as is practicable), the Guarantee or any of the Obligations in a manner acceptable to the Administrative Agent, including, without limitation, if requested by the Administrative Agent and in the sole discretion of the Administrative Agent, substituting such Conservatorship (on behalf of the Guarantor and not personally) or the Estate as the counterparty to this Agreement and the other Loan Documents;

                           (ii) within 90 days after request therefor by the
                  Administrative Agent (or as soon thereafter as is practicable), to agree in writing (the "Net Worth Agreement") for the benefit of the Lenders and the Administrative Agent
                  (1) to maintain the net worth of the Estate (i.e., total assets of the Estate less all direct and contingent liabilities of the Estate, including, but not limited to, liabilities for estate taxes) or the assets managed by such Conservatorship (exclusive of any potential spousal claims including elective share, community property interest or otherwise, unless the Guarantor's spouse is liable for the Guarantee or the Obligations under circumstances that the Administrative Agent, in its reasonable judgment, deems acceptable) equal to at least $4,000,000,000, (2) not to make any beneficial distribution from the Estate or the assets managed by such Conservatorship or distribution to any Person with claims junior to claims hereunder that would cause its net worth to be less than such amount and (3) to deliver to the Administrative Agent a copy of the Guarantor's U.S. federal estate tax return Form 706 when filed;

                           (iii) within 30 days after the request therefor by
                  the Administrative Agent, to provide a legal opinion reasonably acceptable to the Administrative Agent regarding the enforceability of any allowance and assumption or confirmation made pursuant to clause (i) hereof and the Net Worth Agreement; or

                           (iv) within 45 days after the request therefor by the
                  Administrative Agent, to provide a legal opinion or opinions, as the case may be, in form and substance reasonably satisfactory to the Administrative Agent stating that neither
                  (A) the laws of the states or jurisdictions governing the Conservatorship of the Guarantor's assets nor (B) the laws of the states or jurisdictions governing the probate proceedings with respect to the Estate will disallow or modify in any way, including, without limitation, for reasons of spousal election or community property interest, the security interest in favor of the Administrative Agent set forth in the Loan Documents or any of the other terms or provisions of this Agreement or the other Loan Documents; provided, however, that such Conservatorship or Estate shall not be required to take any of the actions set forth in clause
                  (i), (iii) or (iv) of this paragraph (k) in the event that such Conservatorship or Estate, after making such effort as the Administrative Agent deems appropriate, and by reason of evidence that the Administrative Agent deems reasonable, concludes that such Conservatorship or Estate does not have the legal power and authority under the laws of the state or jurisdiction binding the actions of such Conservatorship or Estate to take the actions required.

         For purposes of this paragraph (k), the laws governing the actions of the Conservatorship or the Estate shall be the laws of the state of jurisdiction of the primary residence of the Guarantor or, if a Conservator is appointed in another jurisdiction and the Administrative Agent in its reasonable judgment deems it acceptable, the laws of the state in which such Conservator is appointed. Any action required to be taken or duties required to be performed hereunder by a Conservator on behalf of a Conservatorship or by the Estate shall be taken or performed by such Conservator or Estate in a fiduciary, and not individual, capacity, provided that such Conservator or Estate has complied in good faith with the terms and conditions of this Agreement and the other Loan Documents; or

                  (l) (i) Any "accumulated funding deficiency" (as defined in section 302 of ERISA) shall exist with respect to any Plan, or any Lien shall arise on the assets of any Loan Party or any Commonly Controlled Entity in favor of the PBGC or a Plan, (ii) any Loan Party or any Commonly Controlled Entity shall or in the opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (iii) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through
         (iii), such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, (x) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of this Section 8.1 with respect to the Borrower, automatically the Commitments shall immediately terminate and each Lender's Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (y) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare each Lender's Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

         Except as expressly provided above in this Article VIII, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         SECTION 9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         SECTION 9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         SECTION 9.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders or the holder of any Note for any recitals, statements, information, representations or warranties made by any Loan Party or any representative thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

         SECTION 9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders (or such other requisite Lenders as may be expressly required by any Loan Document) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders (or such other requisite Lenders as may be expressly required by any Loan Document), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the obligations owing by the Borrower hereunder.

         SECTION 9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower or the Guarantor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 9.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Loan Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Loan Party. Except for copies of notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 9.7 Indemnification. The Lenders agree to indemnify the Administrative Agent (and its officers, directors, employees, agents, attorneys-in-fact and Affiliates) in its capacity as such (to the extent not reimbursed by the Borrower or the Guarantor and without limiting the obligation of the Borrower and the Guarantor to do so), ratably according to their respective Exposure Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Total Outstanding Extensions of Credit shall have been reduced to zero, ratably in accordance with such Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the amounts owing hereunder) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Article IX shall survive the payment of each Lender's Loan and all other amounts payable hereunder.

         SECTION 9.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with each Loan Party as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loan made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time upon 15 days' notice to the Lenders, the Borrower and the Guarantor. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor Administrative Agent has been appointed by the 15th Business Day after the date such notice of resignation was given, the Lenders shall thereafter perform all of the duties of the Administrative Agent hereunder and/or under any other Loan Document until such time, if any, as the Lenders appoint a successor Administrative Agent. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

         SECTION 9.10 The Arrangers, Co-Syndication Agents and Documentation Agent. None of the Arrangers, the Co-Syndication Agents or the Documentation Agent shall have any duties or responsibilities under this Agreement or any of the Loan Documents.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.1. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the relevant Loan Party or Loan Parties written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of any Loan Party hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of final maturity of any Loan or of any scheduled installment thereof, or reduce the stated rate of any interest, fee or commission payable to any Lender hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby, or (ii) amend, modify or waive any provision of this Section 10.1 or reduce the percentage specified in the definition of Majority Lenders or Super-Majority Lenders, or consent to the assignment or transfer by the Borrower or the Guarantor of any of its rights and obligations under this Agreement and the other Loan Documents, or release all or substantially all of the Pledged Microsoft Stock, or terminate the Guarantee contained in Article VII, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 4.1(f) without the written consent of the Super-Majority Lenders, or (iv) amend, modify or waive any provision of Article IX without the written consent of the then Administrative Agent, or (v) amend, modify or waive any provision of Section 2.4(c), (d) or (e) without the written consent of the Super-Majority Lenders and
(b) thereafter, the aggregate unpaid principal amount of the Loans then outstanding. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Guarantor, the Lenders, the Agents, the Administrative Agent and all future holders of the obligations owing hereunder. In the case of any waiver, the Borrower, the Guarantor, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         SECTION 10.2  Notices.

         (a) Unless otherwise specifically provided in this Agreement, all notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission, provided that any matter transmitted by facsimile transmission (i) shall be immediately confirmed by a telephone call to the recipient at the number specified below and (ii) shall be followed promptly by a hard copy original thereof) and mailed, sent by facsimile transmission, or delivered, to the address or number specified for notices below or, as to the other parties, and as to each other party, at such other address as shall be designated by such party in a written notice to the Administrative Agent:

                  The Borrower:            PGA CREDIT II LLC
                                           c/o Vulcan Northwest, Inc.
                                           110 110th Avenue N.E., Suite 550
                                           Bellevue, WA  98004
                                           Attention: [*]
                                           Telephone: (425) [*]
                                           Fax:  (425) [*]

                  The Guarantor:           Paul G. Allen
                                           c/o Vulcan Northwest Inc.
                                           110 110th Avenue, N.E., Suite 550
                                           Bellevue, Washington  98004
                                           Attention:  [*]
                                           Telephone: (425) [*]
                                           Fax:  (425) [*]

                  The Administrative       Commerzbank AG, New York Branch
                  Agent:                   2 World Financial Center
                                           New York, New York 10281-1050
                                           Attention:  [*]
                                           Telephone:  [*]
                                           Fax:   [*]

                  with a copy to:          Commerzbank AG, New York Branch
                                           2 World Financial Center
                                           New York, New York 10281-1050
                                           Attention:  [*]


[*] Confidential treatment requested.

                                           Telephone: [*]
                                           Fax:  [*]

                                           Commerzbank AG, Los Angeles Branch
                                           633 West Fifth Street
                                           Suite 6600
                                           Los Angeles, California 90071
                                           Attention:  [*]
                                           Telephone:  [*]
                                           Fax:  [*]

         (b) All such notices and communications shall, when transmitted by overnight delivery or telecopied by facsimile, be effective when delivered for overnight delivery or transmitted by telecopier, respectively, or if delivered, upon delivery, except that notices pursuant to Articles II or IX shall not be effective until actually received by the Administrative Agent.

         (c) The Borrower and the Guarantor acknowledge and agree that any agreement of the Administrative Agent and the Lenders in Article II herein to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Borrower and the Guarantor. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower or the Guarantor, as the case may be to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Borrower or the Guarantor, as the case may be or other Person on account of any action taken or not taken by the Administrative Agent and the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay each Lender's Loan shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

         SECTION 10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the making of each Lender's Loan hereunder.


[*] Confidential treatment requested.

         SECTION 10.5 Payment of Expenses and Taxes. The Borrower agrees (a), whether or not the transactions herein contemplated are consummated, (i) to pay or reimburse each of the Administrative Agent and the Lead Arranger for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, syndication and execution of this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of White & Case LLP, counsel to the Administrative Agent and Lead Arranger, (ii) to pay or reimburse each of the Administrative Agent and the Lead Arranger for all its reasonable out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of White & Case LLP, counsel to the Administrative Agent and the Lead Arranger and (iii) to pay or reimburse each Lender, the Administrative Agent and the Agents for all costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, each as amended, supplemented or modified, and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent and the Agents, (b) to pay, indemnify, and hold harmless each Lender, the Administrative Agent and Agents from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (c) to pay, indemnify, and hold harmless each Lender, the Administrative Agent, the Agents, their Affiliates and each of their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, fees, charges and disbursements of counsel to such indemnitee) with respect to the syndication, execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents or any actual or proposed use of proceeds of any Loan (all the foregoing in this clause (c), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder to any individual indemnitee with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section 10.5 shall survive the termination of the Commitments and the repayment of each Lender's Loan and all other amounts payable hereunder.

         SECTION 10.6 Successors and Assigns; Participations and Assignments.

         (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantor (and any heirs, executors and administrators of the Guarantor and the successors and assigns of such Persons), the Lenders, the Administrative Agent, the Agents and their respective successors and assigns, except that neither the Borrower nor the Guarantor (nor any heirs, executors or administrators of the Guarantor or any successors or assigns of such Persons) may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, any Loan or any fees payable hereunder, or postpone the date of the final maturity of any Loan, in each case to the extent subject to such participation. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 with respect to its participation in the Commitments and the Loan outstanding from time to time as if it were a Lender; provided that, in the case of Section 2.12, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or any Approved Fund or, with the consent of the Borrower (in each case, so long as no Default or Event of Default has occurred or is continuing) and the Administrative Agent (which in each case shall not be unreasonably withheld; it being understood that it shall be reasonable for the Administrative Agent to withhold consent to an assignment to an assignee that would be subject to U.S. federal withholding taxation on the date of transfer), to any other Person (collectively, "Purchasing Lenders") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Purchasing Lender, such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof or an Approved Fund, by the Borrower and the Administrative Agent as permitted by this
Section 10.6(c)) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that, except in the case of an assignment to a Lender or any affiliate thereof or an Approved Fund or an assignment of all of a Lender's rights and obligations under this Agreement, (x) the amount of the Commitment and/or Loan of the assigning Lender being assigned pursuant to each such assignment shall equal at least $5,000,000 and (y) after giving effect to each such assignment, the amount of the remaining Commitment and/or Loan of the assigning Lender shall equal at least $10,000,000 (or, in each case, such lesser amount as the Borrower and the Administrative Agent may consent to). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loan as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Exposure Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such Transferor Lender.

         (d) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loan owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantor, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by a transferor Lender and a Purchasing Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

         (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee, subject to the provisions of Section 10.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower or the Guarantor pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower or the Guarantor in connection with such Lender's credit evaluation of the Borrower, the Guarantor and their Affiliates prior to becoming a party to this Agreement.

         (g) Nothing herein shall prohibit (i) any Lender from pledging or assigning all or any portion of its Loans to any Federal Reserve Bank in accordance with applicable law or (ii) any

Lender that is a fund that invests in bank loans, from pledging, without the consent of the Administrative Agent or the Borrower, all or any portion of its Loans to any trustee for, or any other representative of, holders of obligations owed, or securities issued, by such fund, as security for such obligations or securities, provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 10.6 concerning assignments. In order to facilitate such pledge or assignment, the Borrower hereby agrees that, upon request of any Lender at any time and from time to time after the Borrower has made its initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower's own expense, a Note evidencing the Loan owing to such Lender.

         SECTION 10.7 Adjustments; Set-off.

         (a) Except as otherwise expressly provided herein, if any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1 (f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of each such other Lender's Loans owing to each such other Lender, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right following the occurrence and during the continuance of any Event of Default, without prior notice to the Borrower or the Guarantor, any such notice being expressly waived by the Borrower and the Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower or the Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower or the Guarantor. Each Lender agrees promptly to notify the Borrower or the Guarantor, as the case may be, and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 10.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Guarantor, the Administrative Agent, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 10.12 Submission To Jurisdiction; Waivers. Each Loan Party hereby irrevocably and unconditionally:

                  (a) Submits for itself and its property, in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) Consents that any such action or proceeding may be brought in such courts and waives any objection that it or now or hereafter has to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) Agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Loan Party its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) Agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other Jurisdiction; and

                  (e) Waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         SECTION 10.13 Acknowledgments. Each Loan Party hereby acknowledges that:

                  (a) It has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or the Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower or the Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower or the Guarantor and the Lenders.

         SECTION 10.14 WAIVERS OF JURY TRIAL. THE BORROWER, THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 10.15 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all financial information provided pursuant to Sections 5.1 or 5.2 and any other non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any Affiliate thereof, (b) to any Transferee or prospective Transferee which agrees to comply with the provisions of this Section 10.15, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender or its affiliates,
(d) upon the request or demand of any Governmental Authority having jurisdiction over the Administrative Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to applicable law or regulation, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 10.15, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document, and provided, further, that, in the case of clause (f) above, the Administrative Agent or such Lender, as the case may be, shall give the Borrower prompt notice thereof to the extent it is not prohibited from doing so.

         SECTION 10.16 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.



                                       PGA CREDIT II LLC, as the Borrower



                                       By: /s/
                                           -----------------------------------
                                           Name:   Joseph D. Franzi
                                           Title:  Vice President and
                                                       Chief Financial Officer

                                        PAUL G. ALLEN, as the Guarantor


                                        /s/
[notarized]                             ---------------------------------
                                        Paul G. Allen

                                       BAYERISCHE HYPO-UND VEREINSBANK
                                         AG, NEW YORK BRANCH, as Lender



                                       By:   /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       By:  /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                        COMMERZBANK AG, NEW YORK
                                          BRANCH, as Administrative Agent and
                                          Lead Arranger



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        COMMERZBANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH, as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        BANK OF MONTREAL, as Co-Syndication
                                          Agent, Co-Arranger and Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        PARIBAS, as Documentation Agent, Co-
                                          Arranger and Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        CREDIT LYONNAIS LOS ANGELES
                                          BRANCH, as Co-Syndication Agent, Co-
                                          Arranger and Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        CAJA MADRID, as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        BANK ONE, NA, as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK
                                          BRANCH, as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        THE NORTHERN TRUST COMPANY,
                                          as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                       BANK OF AMERICA, NA, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FLEET NATIONAL BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LANDESBANK HESSEN-THUERINGEN
                                         GIROZENTRALE, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MELLON BANK, N.A., as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       US BANK NATIONAL ASSOCIATION,  as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       WELLS FARGO BANK, N.A., as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       DG BANK
                                         DEUTSCHE GENOSSENSCHAFTSBANK
                                         AG, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       FIRST UNION NATIONAL BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                         N.A., as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK HAPOALIM BM, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK AUSTRIA CREDITANSTALT
                                         CORPORATE FINANCE, INC., as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK OF CHINA, NEW YORK BRANCH,
                                         as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK OF HAWAII, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       CREDIT COMMERCIAL DE FRANCE,
                                         as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LANDESBANK SACHSEN
                                         GIROZENTRALE, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MERCANTILE BANK N.A., as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MICHIGAN NATIONAL BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE ROYAL BANK OF SCOTLAND PLC,
                                         as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       WASHINGTON MUTUAL BANK d/b/a
                                         WESTERN BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       AUSTRALIA AND NEW ZEALAND
                                         BANKING GROUP LIMITED, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BANCA POPOLARE di MILANO -
                                            NEW YORK BRANCH, as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                        NATIONAL CITY BANK, as Lender



                                        By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                        UNITED WORLD CHINESE COMMERCIAL
                                          BANK, LOS ANGELES AGENCY,
                                          as Lender



                                        By: /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                       ERSTE BANK DER OESTERREICHISCHEN
                                         SPARKASSEN AG, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       THE FUJI BANK, LIMITED, LOS ANGELES
                                         AGENCY, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       IKB DEUTSCHE INDUSTRIEBANK AG,
                                         LUXEMBOURG BRANCH, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       MANUFACTURERS BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       ALLIED IRISH BANKS, PLC, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANCO TOTTA & ACORES, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK OF CANTON OF CALIFORNIA,
                                         as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANQUE ET CAISSE D'EPARGNE DE
                                         L'ETAT, LUXEMBOURG, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LAND BANK OF TAIWAN, LA BRANCH,
                                         as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       PEOPLE'S BANK, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANQUE DIAMANTAIRE ANVERSOISE
                                         (SWITZERLAND) SA, as Lender



                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                   SCHEDULE 1 TO
                                                  CREDIT AND GUARANTEE AGREEMENT

                             SCHEDULE OF COMMITMENTS



                  Name of Lender                                                     Commitment
                  --------------                                                     ----------
Commerzbank AG, New York Branch and
     Grand Cayman Branch                                                           $  90,000,000

Bank of Montreal                                                                      80,000,000

Paribas                                                                               80,000,000

Credit Lyonnais Los Angeles Branch                                                    80,000,000

Caja Madrid                                                                           60,000,000

Bank One NA                                                                           55,000,000

Westdeutsche Landesbank Girozentrale, New York Branch                                 55,000,000

The Northern Trust Company                                                            55,000,000

Bank of America, N.A.                                                                 50,000,000

Fleet National Bank                                                                   50,000,000

Landesbank Hessen-Thueringen Girozentrale                                             50,000,000

Mellon Bank, N.A.                                                                     50,000,000

The Bank of Nova Scotia                                                               50,000,000

US Bank National Association                                                          50,000,000

Wells Fargo Bank, N.A.                                                                50,000,000

DG Bank Deutsche Genossenschaftsbank AG                                               37,500,000

First Union National Bank                                                             37,500,000

Suntrust Bank, Central Florida, N.A.                                                  37,500,000

Bank Hapoalim BM                                                                      27,500,000

                                                                      Schedule 1
                                                                          Page 2

                  Name of Lender                                                     Commitment
                  --------------                                                     ----------
Bank Austria Creditanstalt Corporate Finance, Inc.                                    25,000,000

Bank of China, New York Branch                                                        25,000,000

Bank of Hawaii                                                                        25,000,000

Bayerische Hypo- und Vereinsbank AG, New York
   Branch                                                                             25,000,000

Credit Commercial de France                                                           25,000,000

Landesbank Sachsen Girozentrale                                                       25,000,000

Mercantile Bank N.A.                                                                  25,000,000

Michigan National Bank                                                                25,000,000

The Royal Bank of Scotland PLC                                                        25,000,000

Washington Mutual Bank d/b/a Western Bank                                             25,000,000

Australia and New Zealand Banking Group Limited                                       20,000,000

Banca Popolare di Milano - New York Branch                                            20,000,000

National City Bank                                                                    20,000,000

United World Chinese Commercial Bank, Los Angeles
   Agency                                                                             20,000,000

Erste Bank der Oesterreichischen Sparkassen AG                                        15,000,000

The Fuji Bank, Limited                                                                15,000,000

IKB Deutsche Industriebank AG, Luxembourg Branch                                      15,000,000

Manufacturers Bank                                                                    15,000,000

Allied Irish Banks PLC                                                                10,000,000

Banco Totta & Acores                                                                  10,000,000

Bank of Canton of California                                                          10,000,000

Banque et Caisse D'Espargne de l'Etat, Luxembourg                                     10,000,000

                                                                      Schedule 1
                                                                          Page 3

                  Name of Lender                                                     Commitment
                  --------------                                                     ----------
Land Bank of Taiwan, LA Branch                                                        10,000,000

People's Bank                                                                         10,000,000

Banque Diamantaire Anversoise (Switzerland) SA                                         5,000,000

                                       Total                                    $  1,500,000,000
                                                                                ================